SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               CCBT BANCORP, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                               CCBT BANCORP, INC.
                                 307 Main Street
                          Hyannis, Massachusetts 02601
                                 (508) 394-1300








                                                  July 2, 1999

Dear Stockholder:

     I am  writing  as a  follow-up  to my prior  letter  delivering  the  Proxy
Statement and Proxy Card for the Special Meeting of Stockholders of CCBT Bancorp, Inc. (the "Company") to be held on July 15, 1999. Because of the importance of the issues to be voted upon at the Special Meeting, I urge you to return your completed and signed Proxy Card as soon as possible. Enclosed is an extra Proxy Card and postage-paid envelope for your convenience.

     The Board of Directors of the Company believes that the Proposals recommended by the Board (Proposals One through Twelve) are in the best interest of the stockholders and urges you to send in your signed and completed Proxy Card as soon as possible, with votes "FOR" Proposals 1-12 and "AGAINST" Proposal
13. Your vote is important, no matter how many shares you own, and if you attend the Special Meeting and desire to withdraw your proxy and vote in person, you may do so. In addition, please note that the Record Date for determination of stockholders entitled to vote at the Special Meeting is May 17, 1999, and not May 14, which was a clerical error in the Proxy Statement.

     Please do not hesitate to contact John S. Burnett, Clerk of the Company, at
(508) 760-8323, should you have any additional questions.



                                           Sincerely,


                                        /s/Stephen B. Lawson

                                           Stephen B. Lawson
                                           President and Chief Executive Officer

                  Proxy for the Special Meeting of Stockholders
                           to be held on July 15, 1999

                               CCBT Bancorp, Inc.
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) of CCBT Bancorp, Inc. (the "Company") hereby appoint(s) George D. Denmark and William C. Snow, or each of them acting singly, as Proxies of the undersigned, with full power to substitute, and authorizes each of them to represent and to vote all shares of Common Stock of the Company held of record by the undersigned at the close of business on May 17, 1999, at the Special Meeting of Stockholders (the "Special Meeting") to be held at 10:00 a.m., local time, on Thursday, July 15, 1999 at the Sheraton Hyannis Resort, Hyannis, Massachusetts, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

When properly executed this proxy will be voted as directed by the undersigned stockholder(s). UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE THROUGH TWELVE AND "AGAINST" PROPOSAL THIRTEEN AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. A stockholder wishing to vote in accordance with the Board of Director's recommendation need only sign and date this Proxy and return it in the enclosed envelope prior to the Special Meeting, July 15, 1999. The undersigned stockholder hereby acknowledges receipt of the Notice of the Special Meeting and Proxy Statement.

The undersigned stockholder may revoke this proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Clerk of the Company or by attending the Special Meeting and voting in person.

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               PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Please sign this proxy exactly as your names appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

The undersigned stockholder(s) authorizes the proxies to vote on the above matters as indicated and to vote, in their discretion, upon such other matters as may properly come before the Special Meeting, or any adjournments thereof.

RECORD DATE SHARES:


Please be sure to sign and date this proxy.   Date


HAS YOUR ADDRESS CHANGED?
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DO YOU HAVE ANY COMMENTS?

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Stockholder sign here     Co-owner sign here
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
PLEASE MARK VOTES AS IN THIS EXAMPLE:   |X|                                For           Against        Abstain
                                                                           ---           -------        -------
Proposals to approve and adopt an Amended and
Restated Certificate of Incorporation

1.       Change the name of the Company to CCBT Financial
         Companies, Inc................................................     [ ]            [ ]            [ ]

2.       Authorize the Board of Directors to issue up to 2 million
         shares of preferred stock ....................................     [ ]            [ ]            [ ]

3.       Limit the monetary liability of directors under certain
         circumstances.................................................     [ ]            [ ]            [ ]

4.       Lower the stockholder vote needed to approve certain
         transactions to a majority if the Board of Directors of
         Directors recommends such approval............................     [ ]            [ ]            [ ]

5.       Lower the stockholder vote needed to approve amendments
         to the Articles to a majority if the Board of Directors
         recommends such approval......................................     [ ]            [ ]            [ ]


Proposals to amend the By-laws of the Company

6.       Institute advance notice procedures for director
         nominations and new business to be presented by
         stockholders at meetings......................................     [ ]            [ ]            [ ]

7.       Increase percentage of stockholders required to call a special
         meeting of stockholders from 30% to 51%.......................     [ ]            [ ]            [ ]

8.       Provide that the Board of Directors set the number of
         directors,  fill vacancies on the Board and remove directors;
         stockholders may remove a director for cause
         by a two-thirds vote .........................................     [ ]            [ ]            [ ]

9.       Provide that the Chairman of the Board of Directors be a non-
         employee director.............................................     [ ]            [ ]            [ ]

10.      Provide that the Chairman of the Board, the President,
         or a majority of directors may call a special
         meeting of directors. ........................................     [ ]            [ ]            [ ]

11.      Amend the indemnification provisions as set forth in the
         proxy statement...............................................     [ ]            [ ]            [ ]

12.      Provide that the By-laws may be amended by the Board of
         Directors and to raise the vote to two-thirds for stockholder approval of amendments not recommended by the Board of
         Directors.....................................................     [ ]            [ ]            [ ]

Stockholder proposal to cancel the holding company structure

13.      Vote to cancel the holding company structure..................     [ ]            [ ]            [ ]